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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 29, 2005
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                       TriMedia Entertainment Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                   000-49865             14-1854107
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(State or Other Jurisdiction        (Commission           (IRS Employer
      of Incorporation)             File Number)       Identification No.)

   1080 N. Delaware Avenue    Philadelphia, Pennnsylvania             19125
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                     (Address of Principal Executive Offices)      (Zip Code)

Registrant's telephone number, including area code (215) 426-5536
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          (Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         On April 29, 2005, we issued 10,000,000 shares of our common stock to Christopher Schwartz upon his election to convert 1,000,000 shares of our Series A Convertible Preferred Stock, stated value $10.00 per share into shares of our common stock at the conversion price of $1.00 per share. This issuance of equity securities was exempt from the registration requirements of the Securities Act of 1933 under Section 4(2) thereof.

         In addition, on or about May 6, 2005, eight of our creditors agreed to exchange an aggregate of $3,268,162 in indebtedness owed to them for shares of our common stock at a price of $1.00 per share, for a total of 3,268,162 shares. Included in this amount is $1,083,176 owed to Mr. Schwartz for accrued but unpaid compensation, expense reimbursements and advances to us. This issuance of equity securities was exempt from the registration requirements of the Securities Act of 1933 under Section 4(2) thereof.

         On May 10, 2005 we issued a press release announcing the Preferred Stock and debt conversions, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

            99.1 Press Release dated May 10, 2005.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TRIMEDIA ENTERTAINMENT GROUP, INC.

Date: May 10, 2005                          By: /s/ Christopher Schwartz
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                                                    Christopher Schwartz
                                                    Chief Executive Officer